2013 Executive Cash Incentive Bonus Plan Exhibit 10.72

Bonus Plan Structure – Table of Contents
Metrics
Annual Weighting of metrics
Target Payouts by quarter
Target setting
Target leverage and ranges
Miscellaneous
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Metrics
QRG
Defined as quarterly revenue growth.
BU QRG
Defined as business unit quarterly revenue growth.
Adjusted EBITDA Margin
Adjusted EBITDA is calculated by taking GAAP net income, adding depreciation and amortization, stock-based compensation, adjusting for taxes and contingent consideration adjustment (if any), then subtracting interest and other income, net. Adjusted EBITDA margin is equal to adjusted EBITDA divided by revenue.
Individual Performance Objectives (MBOs)
MBOs will be focused on identifiable and measurable objectives related to specific areas of responsibility (measured semi-annually).
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Executive
Officers
(except Business Unit
VPs)
EventSpot VP and
SinglePlatform VP
SaveLocal VP
QRG 50% 25% 40%
BU QRG -- 25% --
Adjusted EBITDA
Margin
15% 15% 15%
MBOs 35% 35% 45%
100% 100% 100%
Annual Weighting of Metrics
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Target Payouts by Quarter
(Executive Officers, except EventSpot VP, SaveLocal VP and SinglePlatform VP)
Q1 Q2 Q3 Q4 Total
QRG 12.5% 12.5% 12.5% 12.5% 50%
Adjusted
EBITDA
Margin
3.75% 3.75% 3.75% 3.75% 15%
MBOs -- 17.5% -- 17.5% 35%
16.25% 33.75% 16.25% 33.75% 100%
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Target Payouts by Quarter
(EventSpot VP and SinglePlatform VP)
Q1 Q2 Q3 Q4 Total
QRG 6.25% 6.25% 6.25% 6.25% 25%
BU QRG 6.25% 6.25% 6.25% 6.25% 25%
Adjusted
EBITDA
Margin
3.75% 3.75% 3.75% 3.75% 15%
MBOs -- 17.5% -- 17.5% 35%
16.25% 33.75% 16.25% 33.75% 100%
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Target Payouts by Quarter
(SaveLocal VP)
Q1 Q2 Q3 Q4 Total
QRG 10% 10% 10% 10% 40%
Adjusted
EBITDA
Margin
3.75% 3.75% 3.75% 3.75% 15%
MBOs -- 22.5% -- 22.5% 45%
13.75% 36.25% 13.75% 36.25% 100%
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Target Setting
QRG
Set by Compensation Committee at beginning of year and mid-year based on budget approved by the Board of Directors.
BU QRG
Set by Compensation Committee at beginning of year and mid-year based on budget approved by the Board of Directors.
Adjusted EBITDA Margin
Set by Compensation Committee at beginning of year and mid-year based on budget approved by the Board of Directors.
Individual MBOs
Set by Compensation Committee at beginning of year for CEO.
Set by CEO at beginning of year for each Vice President and reviewed by
Compensation Committee.
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Target Leverage and Ranges
QRG
Minimum target QRG threshold - 80%; payout at 50% of target.
Maximum target QRG threshold - 140%; payout at 300% of target
See chart on next page.
Adjusted EBITDA Margin
Minimum target Adjusted EBITDA Margin threshold – (target less one percentage point); payout at 95% of target.
Maximum target Adjusted EBITDA Margin threshold – (target plus one percentage point); payout at 105% of target.
See chart on next page.
MBOs
Minimum threshold established for each executive officer.
Maximum payment established for each executive officer (capped at 200%).
Payout equal to weighted % attainment of objective.
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Achievement <80% 80% 85% 90% 95% 100% 105% 110% 115% 120% 125% 130% 135% 140%+
Payout
Percentage
1
0% 50% 63% 75% 88% 100% 125% 150% 175% 200% 225% 250% 275% 300%
Achievement
< Target EBITDA –
1% Point Target EBITDA - 1% Point Target EBITDA % Target EBITDA  + 1% Point
> Target EBITDA  + 1% Point
(and above)
Payout
Percentage
1
0% 95% 100% 105% 105%
QRG and BU QRG Leverage Model
Adjusted EBITDA Margin Model
1 Linear interpolation between data points
1 Linear interpolation between data points
Target Leverage and Ranges
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Miscellaneous
All payments under the 2013 Executive Cash
Incentive Bonus Plan are subject to the Clawback
Policy adopted by the Compensation Committee
on December 6, 2013.
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